UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Southside Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
Go to www.investorvote.com/SBSI
Or scan the QR code
Login details are located in the shaded bar below.

Votes submitted electronically must be received
by 11:59 p.m., Eastern Time, on May 14, 2019.

Notice of Annual Meeting of Shareholders	1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the
Southside Bancshares, Inc. 2019 Annual Meeting of Shareholders to be Held on Wednesday, May 15, 2019, 11:30 a.m., local time.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Company's annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and the location of the annual meeting are set forth on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/SBSI

:	Easy Online Access — View your proxy materials and vote.
Step 1: Go to www.investorvote.com/SBSI
Step 2: Click on the icon on the right to view Meeting Documents. If using mobile view, select the option for Meeting Documents.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

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Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 3, 2019 to facilitate timely delivery.

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Notice of Annual Meeting of Shareholders

The 2019 Annual Meeting of Shareholders of Southside Bancshares, Inc. will be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas, 75702 on Wednesday, May 15, 2019, at 11:30 a.m. (local time).

Proposals to be voted on at the meeting are listed below, along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all of the nominees listed and FOR Proposals 2 and 3:
1. Election of Directors:
The election of Michael J. Bosworth, Lee R. Gibson, CPA, George H. (Trey) Henderson, III and Donald W. Thedford, as members of the Board of Directors of the Company to serve until the Annual Meeting of Shareholders in 2022.
2. A non-binding advisory vote on the compensation of the Company's named executive officers.
3. Ratify the appointment by our Audit Committee of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the year ended December 31, 2019.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

4	Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
à Internet – Go to www.investorvote.com/SBSI.
à Telephone – Call us free of charge at 1-866-641-4276.
à Email – Send email to investorvote@computershare.com with “Proxy Materials Southside Bancshares, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 3, 2019.